SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2003

ABC Bancorp

(Exact name of registrant as specified in its charter)

Georgia	0-16181	58-1456434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

24 2nd Avenue, S.E., Moultrie, Georgia		31768
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (912) 890-1111

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) – (b) Financial Statements and Pro Forma Financial Information.  None.

(c) Exhibits.

99.1	Press release dated July 10, 2003.

Item 9.	Information Furnished Under Item 12 (Results of Operations and Financial Condition).

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

On July 10, 2003, ABC Bancorp (“ABC”) issued a press release announcing its second quarter 2003 results. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ABC BANCORP

By:	/s/ Kenneth J. Hunnicutt
Kenneth J. Hunnicutt, Chairman, President and Chief Executive Officer

Dated: July 10, 2003

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EXHIBIT INDEX

99.1	Press release dated July 10, 2003.